-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88373) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 42

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 44

                              VANGUARD STAR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE


          ON FEBRUARY 24, 2006, PURSUANT TO PARAGRAPH (A) OF RULE 485.




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VANGUARD(R) STAR FUND



Investor Shares . February 24, 2006



                                This prospectus
                  contains financial data for the Fund through the fiscal year ended October 31, 2005.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD STAR FUND
Prospectus

February 24, 2006



A Balanced Mutual Fund


   1 FUND PROFILE
   4 ADDITIONAL INFORMATION
   4 MORE ON THE FUND
  13 THE FUND AND VANGUARD
  14 INVESTMENT ADVISOR
  16 DIVIDENDS, CAPITAL GAINS, AND TAXES
  17 SHARE PRICE
  17 FINANCIAL HIGHLIGHTS
  19 INVESTING WITH VANGUARD
   19 Buying Shares
   21 Redeeming Shares
   24 Exchanging Shares

   24 Frequent-Trading Limits

   26 Other Rules You Should Know
   29 Fund and Account Updates
   31 Contacting Vanguard
  GLOSSARY OF INVESTMENT TERMS


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

1


FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and income.

PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

-With 60% to 70% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

-With its remaining assets allocated to bonds and short-term investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

-The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUND.

PERFORMANCE/RISK INFORMATION



The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.


      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS
                        [BAR CHART]
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 12.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -9.43% (quarter ended September 30, 2002).



------------------------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                                             1 YEAR    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------
VANGUARD STAR FUND
 Return Before Taxes                                                          x.xx%      x.xx%         x.xx%
 Return After Taxes on Distributions                                          x.xx       x.xx          x.xx
 Return After Taxes on Distributions and Sale of Fund Shares                  x.xx       x.xx          x.xx
------------------------------------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS
 Dow Jones Wilshire 5000 Composite Index (reflects no deduction for
  fees, expenses, or taxes)                                                   x.xx%      x.xx%         x.xx%
 MSCI*US Broad Market Index (reflects no deduction for fees, expenses,
  or taxes)                                                                   x.xx         --            --
 Lehman Brothers Aggregate Bond Index (reflects no deduction for fees,
  expenses, or taxes)                                                         x.xx       x.xx          x.xx
 MSCI EAFE** Index (reflects no deduction for fees, expenses, or taxes)       x.xx       x.xx          x.xx
 STAR Composite Index+ (reflects no deduction for fees, expenses, or taxes)   x.xx       x.xx          x.xx
 STAR Composite Average++                                                     x.xx       x.xx          x.xx
------------------------------------------------------------------------------------------------------------
 *Morgan Stanley Capital International.
**Europe, Australasia, Far East Index.
 +The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000
 Composite Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5%
 Citigroup 3-Month U.S. Treasury Bill Index through December 31, 2002; 50%
 Dow Jones Wilshire 5000 Composite Index, 25% Lehman Brothers Aggregate Bond
 Index, 12.5% Lehman Brothers 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE
 through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman
 Aggregate Bond Index, 12.5% Lehman 1-5 Year Credit Index, and 12.5% MSCI
 EAFE Index thereafter. The Fund adopted the Lehman 1-5 Year Credit Index as the target index for the short-term fixed income investment portion of the
 Fund on December 31, 2002. The underlying Total Stock Market Index Fund adopted the MSCI US Broad Market Index as its target index on April 23,
 2005.
++The STAR Composite Average is weighted 62.5% average general equity fund,
 25% average fixed income fund, and 12.5% average money market fund through
 December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund thereafter.
-------------------------------------------------------------------------------

3



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                     None*
Average Weighted Expense Ratio:                                          0.XX%*
*Although the Fund is not expected to incur any net expenses directly, the
 Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD.




 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December; capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $1,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         STAR
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  56
INCEPTION DATE
March 29, 1985                                    CUSIP NUMBER
                                                  921909107
NET ASSETS AS OF OCTOBER 31, 2005
$x.x billion                                      TICKER SYMBOL
                                                  VGSTX
--------------------------------------------------------------------------------



MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As a "fund of funds," the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds fewer than a dozen underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.

5


--------------------------------------------------------------------------------

                               PLAIN TALK ABOUT
                                BALANCED FUNDS

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------


MARKET EXPOSURE


STOCKS

Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under "Security Selection."

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4     10.6      11.2        11.4
----------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.
 The Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.
 By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks.

Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2005, the Fund's domestic equity holdings had an asset-weighted median market capitalization exceeding $xx billion. The international equity portion of the Fund had an asset-weighted median market capitalization exceeding $xx billion.

 Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

BONDS AND SHORT-TERM FIXED INCOME INVESTMENTS

Through two underlying Vanguard funds, approximately 20% to 30% of the Fund's assets are invested in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under "Security Selection."
 Through one underlying Vanguard short-term bond fund, the STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the
 U.S. government.
--------------------------------------------------------------------------------

7


[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.


 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954        $1,049
Intermediate-Term (10 years)         922       1,086         851         1,180
Long-Term (20 years)                 874       1,150         769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


 The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

[FLAG]
THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest and principal in a timely manner. However, because the Fund does not invest heavily in short-term investments, income risk to the Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

9

[FLAG]
THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT AN UNDERLYING FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND HOLDING BONDS WILL EXPERIENCE A DECLINE IN INCOME WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS.

SECURITY SELECTION

The STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
 The trustees of the Fund allocate the STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE ONE OR MORE OF THE FUND'S ACTIVELY MANAGED UNDERLYING FUNDS--AND, THUS, THE FUND ITSELF--TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
 The Fund is generally managed without regard to tax ramifications.

STOCKS


As of October 31, 2005, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:

1. Vanguard Windsor(TM) II Fund (xx%)
2. Vanguard Windsor(TM) Fund (xx%)
3. Vanguard PRIMECAP Fund (xx%)
4. Vanguard U.S. Growth Fund (xx%)
5. Vanguard Morgan(TM) Growth Fund (xx%)
6. Vanguard International Value Fund (xx%)
7. Vanguard International Growth Fund (xx%)
8. Vanguard Explorer(TM) Fund (xx%)

 Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard International Value Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income.

-Vanguard Windsor and Vanguard Windsor II Funds invest in mid- and large-cap companies whose stocks are considered by the funds' advisors to be undervalued. These stocks typically have lower-than-average prices in relation to such measures as earnings and book value and higher-than-average dividend yields.
-Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's advisors to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America.

 Vanguard Explorer Fund, Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard International Growth Fund are growth-oriented funds. These funds are held by the STAR Fund primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.
-Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund's advisors to have superior growth potential. These companies often provide little or no dividend income.
-Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of mid- and large-cap stocks.
-Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-cap
 U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.
-Vanguard U.S. Growth Fund invests mainly in large-cap stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.
-Vanguard International Growth Fund invests in the stocks of companies located outside the United States. In selecting stocks, the fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.

BONDS


As of October 31, 2005, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

1. Vanguard Long-Term Investment-Grade Fund (xx%)
2. Vanguard GNMA Fund (xx%)

11

 Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways:
-Vanguard Long-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.
-Vanguard GNMA Fund invests at least 80% of its assets in Government National
 Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, and it will normally fall within an intermediate-term range (3 to 10 years).

SHORT-TERM FIXED INCOME INVESTMENTS


To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately xx.x% of its assets in Vanguard Short-Term Investment-Grade Fund as of October 31, 2005.

-Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

OTHER INVESTMENT POLICIES AND RISKS

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage.
Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

13


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the STAR Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
 The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.

 Although the STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for the Investor Shares of each of the underlying funds during the STAR Fund's 2005 fiscal year, as well as the percentage of the STAR Fund's net assets invested in each fund as of October 31, 2005:


--------------------------------------------------------------------------------
                                                           PERCENTAGE OF STAR
UNDERLYING FUND                            EXPENSE RATIO    FUND'S NET ASSETS
-------------------------------------------------------------------------------
Vanguard Windsor II Fund
Vanguard Long-Term Investment-Grade Fund       0.xx                xx
Vanguard GNMA Fund                             0.xx                xx
Vanguard Short-Term Investment-Grade Fund      0.xx                xx
Vanguard Windsor Fund                          0.xx                xx
Vanguard PRIMECAP Fund                         0.xx                xx
Vanguard U.S. Growth Fund                      0.xx                xx
Vanguard Morgan Growth Fund                    0.xx                xx
Vanguard International Value Fund              0.xx                xx
Vanguard International Growth Fund             0.xx                xx
Vanguard Explorer Fund                         0.xx                xx
-------------------------------------------------------------------------------

 Based on these figures, the STAR Fund's indirect expense ratio as of October 31, 2005, was xx%. Vanguard expects the Fund's average weighted expense ratio to remain approximately xx%.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2005 was xx%, or $xx per $1,000 of average net assets. The average balanced mutual fund had expenses in 2004 of xx%, or $xx per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR

The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisors employed by each underlying fund:


--------------------------------------------------------------------------------
UNDERLYING FUND                    INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Windsor II Fund           Barrow, Hanley, Mewhinney & Strauss, Inc.
                                   Equinox Capital Management, LLC
                                   Tukman Capital Management, Inc.
                                   The Vanguard Group
                                   Hotchkis and Wiley Capital Management, LLC
-------------------------------------------------------------------------------
Vanguard Windsor Fund              Wellington Management Company, LLP
                                   Sanford C. Bernstein & Co., LLC
-------------------------------------------------------------------------------
Vanguard Explorer Fund             Granahan Investment Management, Inc.
                                   Wellington Management Company, LLP
                                   Grantham, Mayo, Van Otterloo & Co. LLC
                                   The Vanguard Group
                                   Chartwell Investment Partners, L.P.
                                   Kalmar Investment Advisers
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund             PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund        Wellington Management Company, LLP
                                   The Vanguard Group
                                   Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund          Alliance Capital Management L.P.
                                   William Blair & Company, L.L.C.
-------------------------------------------------------------------------------
Vanguard International Growth      Schroder Investment Management North America
Fund                                Inc.
                                   Baillie Gifford Overseas Ltd
-------------------------------------------------------------------------------
Vanguard International Value Fund  Hansberger Global Investors, Inc.
                                   Sanford C. Bernstein & Co., LLC
-------------------------------------------------------------------------------
Vanguard Long-Term                 Wellington Management Company, LLP
Investment-Grade Fund
-------------------------------------------------------------------------------
Vanguard GNMA Fund                 Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term                The Vanguard Group
Investment-Grade Fund
-------------------------------------------------------------------------------

15

 The chart below briefly describes each investment advisor:


FIRM                                      BACKGROUND
-------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,      - Based in Dallas, Texas
Inc.                                      - Founded in 1979
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Equinox Capital Management, LLC           - Based in New York, New York
                                          - Founded in 1989
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Tukman Capital Management, Inc.           - Based in Larkspur, California
                                          - Founded in 1980
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
The Vanguard Group                        - Based in Valley Forge, Pennsylvania
                                          - Began operations in 1975
                                          - Manages approximately $xxx billion
                                             in assets
-------------------------------------------------------------------------------
Hotchkis and Wiley Capital Management,    - Based in Los Angeles, California
LLC                                       - Founded in 1980
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Wellington Management Company, LLP        - Based in Boston, Massachusetts
                                          - Founded in 1928
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC           - Based in New York, New York
                                          - Founded in 1968
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Granahan Investment Management, Inc.      - Based in Waltham, Massachusetts
                                          - Founded in 1985
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC    - Based in Boston, Massachusetts
                                          - Founded in 1977
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Kalmar Investment Advisers                - Based in Wilmington, Delaware
                                          - Founded in 1996
                                          - Manages approximately $xxx million
                                             in assets
-------------------------------------------------------------------------------
Chartwell Investment Partners, L.P.       - Based in Berwyn, Pennsylvania
                                          - Founded in 1997
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
PRIMECAP Management Company               - Based in Pasadena, California
                                          - Founded in 1983
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC        - Based in Boston, Massachusetts
                                          - Founded in 1982
                                          -
                                           Manages approximately $xx billion in
                                           assets
-------------------------------------------------------------------------------
Alliance Capital Management L.P.          - Based in New York, New York
                                          - Founded in 1971
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
William Blair & Company, L.L.C.           - Based in Chicago, Illinois
                                          - Founded in 1935
                                          -
                                           Manages approximately $xx billion in
                                           assets
-------------------------------------------------------------------------------
Schroder Investment Management North      - Based in London, England
 America Inc.                             - Founded in 1979
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Baillie Gifford Overseas Ltd              - Based in Edinburgh, Scotland
                                          - Founded in 1983
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------
Hansberger Global Investors, Inc.         - Based in Fort Lauderdale, Florida
                                          - Founded in 1994
                                          - Manages approximately $xx billion in
                                             assets
-------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
-Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income", if any, distributed by the Fund.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
-Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
-A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

17

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal year 2005 with a net asset value (price) of $x.xx per share. During the year, the Fund earned $X.XX per share from investment income (interest and dividends), $x.xx per share in capital gains distributions and X.XX per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $X.XX per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $X.XX, reflecting earnings of $X.XX per share and distributions of $X.XX per share. This was an increase of $X.XX per share (from $x.xx at the beginning of the year to $X.XX at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was X.XX% for the year.

 As of October 31, 2005, the Fund had approximately $X.X billion in net assets. For the year, its net investment income amounted to X.XX% of its average net assets. The Fund sold and replaced securities valued at X.XX% of its net assets.
--------------------------------------------------------------------------------



VANGUARD STAR FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       YEAR
                                                          YEAR ENDED OCT. 31,                      JAN. 1 TO          ENDED
                                             ------------------------------------------------       OCT. 31,       DEC. 31,
                                               2005          2004         2003         2002            2001*           2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $17.92        $16.67       $14.41       $15.92           $17.81         $18.21
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .41          .40         .480              .41            .65
 Capital Gain Distributions Received                           --           --         .181               --           1.07
 Net Realized and Unrealized Gain (Loss)                     1.26         2.28       (1.656)           (1.19)           .17
  on Investments
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            1.67         2.68        (.995)            (.78)          1.89
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.42)        (.42)       (.500)            (.26)          (.64)
 Distributions from Realized Capital Gains                     --           --        (.015)            (.85)         (1.65)
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                         (.42)        (.42)       (.515)           (1.11)         (2.29)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $17.92       $16.67       $14.41           $15.92         $17.81
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               10.14%       18.96%       -6.53%           -4.47%         10.96%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $10,083       $8,671       $7,225           $7,850         $8,119
 Ratio of Total Expenses to Average
  Net Assets                                                 0%**           0%           0%               0%             0%
 Ratio of Net Investment Income to Average
  Net Assets                                                2.39%        2.60%        3.07%           2.91%+          3.57%
 Turnover Rate                                                 6%          15%          12%               6%            17%
----------------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted annualized expense ratio of the underlying funds was 0.37%.
 +Annualized.

19



--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $1,000.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--56. For addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You
Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before

21


10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.

BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

23

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another
Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with
Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders,
Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
 The policy does not apply to the following:
-Purchases of shares with reinvested dividend or capital gains distributions. -Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange
 Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).
-Redemptions of shares to pay fund or account fees.

25


-Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with
 Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
-Transfers and re-registrations of shares within the
 same fund.
-Purchases of shares by asset transfer or direct rollover.
-Conversions of shares from one share class to another in the same fund. -Checkwriting redemptions.
-Section 529 college savings plans.
-Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
-Purchases of shares with participant payroll or employer contributions or loan repayments.
-Purchases of shares with reinvested dividend or capital
 gains distributions.
-Distributions, loans, and in-service withdrawals from
 a plan.
-Redemptions of shares as part of a plan termination or at the direction of the plan.
-Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
-Redemptions of shares to pay fund or account fees.
-Share or asset transfers or rollovers.
-Re-registrations of shares.
-Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent- trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of
Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account.

27


Before we allow a caller to act on an account, we may request the following information:

-Authorization to act on the account (as the account owner or by legal documentation or other means).
-Account registration and address.
-Social Security or employer identification number.
-Fund name and account number, if applicable.

-Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
 *Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting
Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $500.
This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management,

29


we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you (online or by mail, whichever you prefer) financial reports about Vanguard STAR Fund twice a year, in December and June. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

31

CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER

Please use the specific fund number when contacting us: Vanguard STAR Fund--56.


























The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, STAR, Explorer, Windsor, Morgan, VIPER, VIPERS, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

   [SHIP]
   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard STAR Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into
(and are thus legally a part of)
this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335


WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-3919

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.



P056 022006

VANGUARD/(R)/ LIFESTRATEGY FUNDS

Investor Shares * February 24, 2006


This prospectus
contains financial data
for the Funds through
the fiscal year ended
October 31, 2005.


PROSPECTUS
BALANCED


                                               VANGUARD LIFESTRATEGY INCOME FUND


                                  VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND


                                      VANGUARD LIFESTRATEGY MODERATE GROWTH FUND


                                               VANGUARD LIFESTRATEGY GROWTH FUND



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP /(R)/]

VANGUARD LIFESTRATEGY FUNDS
Prospectus

February 24, 2006


 CONTENTS

  1 AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS


  1 VANGUARD FUND PROFILES


    1 LifeStrategy Income Fund

    4 LifeStrategy Conservative
      Growth Fund

    8 LifeStrategy Moderate
      Growth Fund

    11 LifeStrategy Growth Fund

  16 MORE ON THE FUNDS

  24 THE FUNDS AND VANGUARD

  25 INVESTMENT ADVISORS

  26 DIVIDENDS, CAPITAL GAINS,
     AND TAXES

27 SHARE PRICE

27 FINANCIAL HIGHLIGHTS

32 INVESTING WITH VANGUARD

   32 Buying Shares

   34 Redeeming Shares

   37 Exchanging Shares


   37 Frequent-Trading Limits


   39 Other Rules You Should Know

   42 Fund and Account Updates

   43 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."
 The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.
 Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.



-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
-------------------------------------------------------------------------------





FUND PROFILE--VANGUARD LIFESTRATEGY
INCOME FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund                 50%
- Vanguard Asset Allocation Fund                        25%
- Vanguard Short-Term Investment-Grade Fund             20%
- Vanguard Total Stock Market Index Fund                 5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

2

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.

- With approximately 80% of its assets allocated to bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.


      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------




      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                       1 YEAR          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY
 INCOME FUND
 Return Before Taxes                    x.xx%            x.xx%             x.xx%
 Return After Taxes on
  Distributions                        -x.xx             x.xx              x.xx
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                        x.xx             x.xx              x.xx
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no
deduction for fees, expenses, or taxes):
 Lehman Brothers Aggregate
 Bond Index                             x.xx%            x.xx%             x.xx%
 Income Composite Index*                x.xx             x.xx              x.xx
-------------------------------------------------------------------------------
*Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite
 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index thereafter. The Fund adopted the Lehman Brothers 1-3 Year Credit Index as the target index for its short-term fixed income investments on September 1, 2003. The Fund adopted the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Broad Market Index as its target index for U.S. stocks on
 April 23, 2005.
-------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.





SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None*

Average Weighted Expense Ratio:                                          0.XX%*
*Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

4

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
      $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        SUITABLE FOR IRAS
Dividends are distributed quarterly in March,      Yes
June, September, and December; capital gains, if
any, are distributed annually in December.         MINIMUM INITIAL INVESTMENT
                                                   $3,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,    NEWSPAPER ABBREVIATION
but benefits from the investment advisory          LifeInc
services provided to the underlying Vanguard
funds in which it invests.                         VANGUARD FUND NUMBER
                                                   723
INCEPTION DATE
September 30, 1994                                 CUSIP NUMBER
                                                 921909206

NET ASSETS AS OF OCTOBER 31, 2005
$x.x billion                                       TICKER SYMBOL
                                                   VASIX





FUND PROFILE--VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and low to moderate capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund                 30%
- Vanguard Asset Allocation Fund                        25%
- Vanguard Short-Term Investment-Grade Fund             20%
- Vanguard Total Stock Market Index Fund                20%
- Vanguard Total International Stock Index Fund          5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.


- With approximately 60% of its assets allocated to bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

6

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------




      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).




-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                        1 YEAR          5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY
 CONSERVATIVE GROWTH FUND
 Return Before Taxes                      xx.x%           xx.x%            xx.x%
 Return After Taxes on
  Distributions                           xx.x            xx.x             xx.x
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                             xx.x            xx.x             xx.x
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 Lehman Brothers Aggregate
  Bond Index                             xx.x%           xx.x%            xx.x%
 Dow Jones Wilshire 5000
  Composite Index                        xx.x            xx.x             xx.x
 MSCI US Broad Market Index              xx.x              --               --
  Conservative Growth
 Composite Index*                        xx.x            xx.x             xx.x
-------------------------------------------------------------------------------
*Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index thereafter. The Fund adopted the
 Lehman Brothers 1-3 Year Credit Index as the target index for its short-term fixed income investments on September 1, 2003. The Fund adopted the MSCI US Broad Market Index as its target index for U.S. Stocks on April 23, 2005.
-------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None*
Average Weighted Expense Ratio:                                         0.XX%*
*Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.




 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $xx           $xx       $xxx          $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

8




ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        SUITABLE FOR IRAS
Dividends are distributed quarterly in March,      Yes
June, September, and December; capital gains, if
any, are distributed annually in December.         MINIMUM INITIAL INVESTMENT
                                                   $3,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,    NEWSPAPER ABBREVIATION
but benefits from the investment advisory          LifeCon
services provided to the underlying Vanguard
funds in which it invests.                         VANGUARD FUND NUMBER
                                                   724
INCEPTION DATE
September 30, 1994                                 CUSIP NUMBER
                                                   921909305

NET ASSETS AS OF OCTOBER 31, 2005
$x.x billion                                       TICKER SYMBOL
                                                   VSCGX





FUND PROFILE--VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and a low to moderate level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund                        35%
- Vanguard Total Bond Market Index Fund                         30%
- Vanguard Asset Allocation Fund                                25%
- Vanguard Total International Stock Index Fund                 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
- With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks:
 currency risk, which is the chance that the value of a foreign investment, measured in U.S.

 dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.


- With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.




      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------



      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).

10


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                         1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY
 MODERATE GROWTH FUND
 Return Before Taxes                      xx.x%           x.xx%            x.xx%
 Return After Taxes on
  Distributions                           x.xx            x.xx             x.xx
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                             x.xx            x.xx             x.xx
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 Lehman Brothers Aggregate
  Bond Index                              x.xx%           x.xx%            x.xx%
 Dow Jones Wilshire 5000
  Composite Index                         x.xx            x.xx             x.xx
 MSCI US Broad Market Index               x.xx              --               --
 Moderate Growth Composite
  Index*                                  x.xx            x.xx             x.xx
-------------------------------------------------------------------------------
*Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; and for bonds, the Lehman Brothers Aggregate
 Bond Index. The Fund adopted the MSCI US Broad Market Index as its target index for U.S. Stocks on April 23, 2005.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.





SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None*
Average Weighted Expense Ratio:                                         0.XX%*
*Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
      $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December; capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $3,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         LifeMod
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  914
INCEPTION DATE
September 30, 1994                                CUSIP NUMBER
                                                  921909404
NET ASSETS AS OF OCTOBER 31, 2005
$x billion                                        TICKER SYMBOL
                                                  VSMGX





FUND PROFILE--VANGUARD LIFESTRATEGY
GROWTH FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and some current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund                        50%
- Vanguard Asset Allocation Fund                                25%
- Vanguard Total International Stock Index Fund                 15%
- Vanguard Total Bond Market Index Fund                         10%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond

12

holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

PRIMARY RISKS



The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be moderate to high.

- With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------




      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).




-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                         1 YEAR         5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY GROWTH
 FUND
 Return Before Taxes                      x.xx%           x.xx%            x.xx%
 Return After Taxes on
  Distributions                           x.xx            x.xx             x.xx
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                             x.xx            x.xx             x.xx
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 Dow Jones Wilshire 5000
  Composite Index                         x.xx%           x.xx%            x.xx%
 MSCI US Broad Market Index               x.xx              --               --
 Growth Composite Index*                  x.xx            x.xx             x.xx
-------------------------------------------------------------------------------
*Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; and for bonds, the Lehman Brothers Aggregate
 Bond Index. The underlying Fund adopted the MSCI US Broad Market Index as its target index for U.S. Stocks on April 23, 2005.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

14

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None*
Average Weighted Expense Ratio:                                         0.XX%*
*Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.



 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
      $xx          $xx       $xxx          $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December; capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $3,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         LifeGro
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  122
INCEPTION DATE
September 30, 1994                                CUSIP NUMBER
                                                  921909503
NET ASSETS AS OF OCTOBER 31, 2005
$x billion                                        TICKER SYMBOL
                                                  VASGX

16

MORE ON THE FUNDS



This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, each is classified as nondiversified. However, through its investments in these underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.



ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.
 Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each
Fund:



-------------------------------------------------------------------------------
                 LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
-------------------------------------------------------------------------------
                                                             SHORT-TERM
                                                            FIXED INCOME
                             STOCKS          BONDS            INVESTMENTS*
-------------------------------------------------------------------------------
LifeStrategy Income
 Fund                          20%             60%                20%
LifeStrategy
 Conservative Growth Fund      40%             40%                20%
LifeStrategy Moderate
 Growth Fund                   60%             40%                 0%
LifeStrategy Growth
 Fund                          80%             20%                 0%
-------------------------------------------------------------------------------
                      POTENTIAL ASSET ALLOCATION RANGE
-------------------------------------------------------------------------------
                                                             SHORT-TERM
                                                            FIXED INCOME
                             STOCKS          BONDS           INVESTMENTS*
-------------------------------------------------------------------------------
LifeStrategy Income
 Fund                         5%-30%         50%-75%            20%-45%
LifeStrategy
 Conservative Growth Fund    25%-50%         30%-55%            20%-45%
LifeStrategy Moderate
 Growth Fund                 45%-70%         30%-55%             0%-25%
LifeStrategy Growth
 Fund                        65%-90%         10%-35%             0%-25%
-------------------------------------------------------------------------------
*"Short-term fixed income investments" consist of the bonds held by Vanguard
 Short-Term Investment-Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.
-------------------------------------------------------------------------------

MARKET EXPOSURE

Each LifeStrategy Fund invests in a different combination of four or five Vanguard funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.
 LIFESTRATEGY INCOME FUND: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.
 LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings (xx%) consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.
 LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.
     LIFESTRATEGY GROWTH FUND: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

STOCKS

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4     10.6      11.2        11.4
----------------------------------------------------------

18

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Funds in particular.

 Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.
     Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately xx% as of October 31, 2005) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.
 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2005, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $xx billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $xx billion.

 By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

BONDS

By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

[FLAG]
EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
 Changes in interest rates will affect a bond fund's income as well as bond prices.



------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
------------------------------------------------------------------------------

20



------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
------------------------------------------------------------------------------




[FLAG]
EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.

[FLAG]
EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.

 The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

 To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.


SHORT-TERM FIXED INCOME INVESTMENTS

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.

[FLAG]
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT AN UNDERLYING FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND HOLDING BONDS WILL EXPERIENCE A DECLINE IN INCOME WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS.

     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

SECURITY SELECTION


Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.




---------------------------------------------------------------------------
                                            LIFESTRATEGY FUND
---------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%       50%
Total International Stock Index    --           5           10        15
Total Bond Market Index            50          30           30        10
Short-Term Investment-Grade        20          20           --        --
Asset Allocation                   25          25           25        25
---------------------------------------------------------------------------
Total                             100%        100%         100%       100%
---------------------------------------------------------------------------


     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder.

- Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index, by investing in three Vanguard mutual funds that track the various components of the indexes.
- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.
- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years.
- Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as return expectations shift. The fund may invest up to 100% of its assets in any one of the three asset classes. The Funds are generally managed without regard to tax ramifications.

[FLAG]
THROUGH THEIR LIMITED INVESTMENTS IN ACTIVELY MANAGED UNDERLYING FUNDS, THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

 Derivatives can take many different forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------




CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




FREQUENT TRADING OR MARKET-TIMING


Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

24

 See the INVESTING WITH VANGUARD section of this prospectus for further details on
Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although each Fund normally seeks to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


THE FUNDS AND VANGUARD

The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.
 The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.

 Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the LifeStrategy Funds' 2005 fiscal year were:

- Total Stock Market Index Fund                 0.xx%
- Total International Stock Index Fund          0.xx%
- Total Bond Market Index Fund                  0.xx%
- Short-Term Investment-Grade Fund              0.xx%
- Asset Allocation Fund                         0.xx%

 Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following average weighted expense ratios as of October 31, 2005:
- LifeStrategy Income Fund                      0.xx%
- LifeStrategy Conservative Growth Fund         0.xx%
- LifeStrategy Moderate Growth Fund             0.xx%
- LifeStrategy Growth Fund                      0.xx%

 Vanguard expects the Funds' indirect expense ratios to remain approximately these figures.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISORS

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund:



--------------------------------------------------------------------------------
UNDERLYING FUND                                       INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund                The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund         The Vanguard Group*
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund                 The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund             The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                        Mellon Capital Management
                                                      Corporation
-------------------------------------------------------------------------------
*Vanguard Total International Stock Index Fund does not have its own investment advisor, but rather benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
-------------------------------------------------------------------------------



 The following chart briefly describes each investment advisor:



-------------------------------------------------------------------------------
FIRM                         BACKGROUND
-------------------------------------------------------------------------------
The Vanguard Group           - Based in Valley Forge, Pennsylvania
                             - Began operations in 1975
                             - Manages approximately $xxx billion in assets
-------------------------------------------------------------------------------
Mellon Capital Management    - Based in San Francisco, California
Corporation                  - Founded in 1983
                             - Manages approximately $xx billion in assets
-------------------------------------------------------------------------------

26

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy
Conservative Growth Funds generally are distributed in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed in June and December. Capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

28


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2005 with a net asset value (price) of $xx.xx per share. During the year, the Fund earned $x.xx per share from investment income (interest and dividends) $x.xx per share in capital gains distributions and $x.xx per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $x.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the year.

 As of October 31, 2005, the Fund had approximately $xxx million in net assets. For the year, its net investment income amounted to x.xx% of its average net assets. The Fund sold and replaced securities valued at x.xx% of its net assets.
--------------------------------------------------------------------------------





LIFESTRATEGY INCOME FUND
------------------------------------------------------------------------------------------------------------------

                                                                                                              YEAR
                                                                                             JAN. 1 TO       ENDED
                                                        YEAR ENDED OCTOBER 31,                OCT. 31,    DEC. 31,
                                               --------------------------------------------              ---------
                                                 2005         2004         2003        2002      2001*        2000
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $13.39       $13.03       $12.28      $12.97     $13.01      $12.82
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           x.xx          .43          .44         .57        .52         .74
 Capital Gain Distributions Received             x.xx          .01           --         --          --         .04
 Net Realized and Unrealized Gain (Loss)
   on Investments                                x.xx          .35          .76       (.67)      (.09)         .23
------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                x.xx          .79         1.20       (.10)        .43        1.01
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            x.xx        (.43)        (.45)       (.59)      (.45)       (.74)
 Distributions from Realized Capital Gains       x.xx           --           --         --       (.02)       (.08)
------------------------------------------------------------------------------------------------------------------
 Total Distributions                             x.xx        (.43)        (.45)       (.59)      (.47)       (.82)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   x.xx       $13.39       $13.03      $12.28     $12.97      $13.01
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     x.xx        6.15%        9.95%      -0.79%      3.42%       8.06%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           x.xx       $1,611       $1,305      $1,001       $790        $632
  Ratio of Total Expenses to Average
   Net Assets                                    x.xx         0%**           0%          0%         0%          0%
  Ratio of Net Investment Income to Average
   Net Assets                                    x.xx        3.31%        3.53%       4.64%     4.87%+       5.84%
 Turnover Rate                                   x.xx           4%           4%         10%         4%         17%
------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
 +Annualized.

LIFESTRATEGY CONSERVATIVE GROWTH FUND
------------------------------------------------------------------------------------------------------------------

                                                                                                               YEAR
                                                                                             JAN. 1 TO        ENDED
                                                        YEAR ENDED OCTOBER 31,                 OCT.31,     DEC. 31,
                                             -------------------------------------------                   --------
                                               2005         2004         2003       2002         2001*         2000
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.83       $14.17       $12.81       $13.88   $14.71          $15.10
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         x.xx          .40          .39          .51      .45             .70
 Capital Gain Distributions Received           x.xx        (.02)           --           --       --             .06
 Net Realized and Unrealized Gain (Loss)
 on Investments                                x.xx          .67         1.37       (1.06)    (.84)           (.29)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              x.xx         1.05         1.76       (.55)     (.39)             .47
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          x.xx        (.39)        (.40)      (.52  )    (.40)           (.70)
 Distributions from Realized Capital Gains     x.xx           --           --           --    (.04)           (.16)
------------------------------------------------------------------------------------------------------------------
 Total Distributions                           x.xx        (.39)        (.40)        (.52)    (.44)           (.86)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 x.xx       $14.83       $14.17       $12.81   $13.88          $14.71
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   x.xx        7.49%       13.99%       -4.11%   -2.61%           3.12%
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          x.xx       $3,463       $2,795       $2,133   $1,954          $1,897
 Ratio of Total Expenses to Average
  Net Assets                                   x.xx         0%**           0%           0%       0%              0%
 Ratio of Net Investment Income to Average
  Net Assets                                   x.xx        2.74%        2.92%        3.79%   3.78%+           4.73%
 Turnover Rate                                 x.xx           5%           5%          12%      14%              9%
------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
 +Annualized.

LIFESTRATEGY MODERATE GROWTH FUND
------------------------------------------------------------------------------------------------------------------

                                                                                                               YEAR
                                                                                             JAN. 1 TO        ENDED
                                                        YEAR ENDED OCTOBER 31,                 OCT.31,     DEC. 31,
                                             -------------------------------------------                   --------
                                               2005         2004         2003       2002         2001*         2000
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $17.17       $16.06       $13.96       $15.52      $17.25       $18.18
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         x.xx          .39         .345          .45         .35          .64
 Capital Gain Distributions Received           x.xx          .03           --          .01          --          .08
 Net Realized and Unrealized Gain (Loss)
  on Investments                               x.xx         1.07        2.130       (1.55)      (1.80)        (.87)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              x.xx         1.49        2.475       (1.09)      (1.45)        (.15)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          x.xx        (.38)       (.375)        (.47)       (.22)        (.64)
 Distributions from Realized Capital Gains     x.xx           --           --           --       (.06)        (.14)
------------------------------------------------------------------------------------------------------
 Total Distributions                           x.xx        (.38)       (.375)        (.47)       (.28)        (.78)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 x.xx       $17.17       $16.06       $13.96      $15.52       $17.25
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   x.xx        9.37%       18.06%       -7.30%       -8.48%      -0.88%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          x.xx       $6,596       $5,246       $3,897      $4,077       $3,911
 Ratio of Total Expenses to Average
  Net Assets                                   x.xx         0%**           0%           0%          0%           0%
 Ratio of Net Investment Income to Average
  Net Assets                                   x.xx        2.36%        2.39%        2.98%      2.69%+        3.59%
 Turnover Rate                                 x.xx           6%           5%          15%         16%          12%
-------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
 +Annualized.

31


LIFESTRATEGY GROWTH FUND
------------------------------------------------------------------------------------------------------------------

                                                                                                               YEAR
                                                                                             JAN. 1 TO        ENDED
                                                        YEAR ENDED OCTOBER 31,                 OCT.31,     DEC. 31,
                                             -------------------------------------------                    -------
                                               2005         2004         2003       2002         2001*         2000
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $18.84       $17.32       $14.45     $16.56        $19.59       $21.41
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         x.xx          .32          .28        .34           .23          .51
 Capital Gain Distributions Received           x.xx          .16           --         --            --          .10
 Net Realized and Unrealized Gain (Loss)
  on Investments                               x.xx         1.36         2.87     (2.10)        (3.04)       (1.75)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              x.xx         1.84         3.15     (1.76)        (2.81)       (1.14)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          x.xx        (.32)        (.28)      (.35)         (.16)        (.51)
 Distributions from Realized Capital Gains     x.xx           --           --         --         (.06)        (.17)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                          x.xx        (.32)        (.28)      (.35)         (.22)        (.68)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 x.xx       $18.84       $17.32     $14.45        $16.56       $19.59
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   x.xx       10.70%       22.12%    -10.91%       -14.43%       -5.44%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          x.xx       $5,535       $4,422     $3,209        $3,512       $3,738
 Ratio of Total Expenses to Average
  Net Assets                                   x.xx         0%**           0%         0%            0%           0%
 Ratio of Net Investment Income to Average
  Net Assets                                   x.xx        1.79%        1.79%      2.12%        1.53%+        2.49%
 Turnover Rate                                 x.xx           5%           2%         7%            7%           6%
-------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
 +Annualized.

32


 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD







BUYING SHARES


ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with deposit slip
(available online under "Buy, by check), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see
Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

34


BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

36


Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service,

38


 Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with
 Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard
 Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

40


^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares.
Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500.
This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening

42


conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard LifeStrategy Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

44

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


ADMIRAL SERVICE CENTER
888-237-9949
- For Admiral account information
- For most Admiral transactions

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time


INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time


VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard LifeStrategy Income Fund--723
 Vanguard LifeStrategy Conservative Growth Fund--724
 Vanguard LifeStrategy Moderate Growth Fund--914
 Vanguard LifeStrategy Growth Fund--122

The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, LifeStrategy, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP /(R)/]
[SHIP]

   Post Office Box 2600
   Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into
(and are thus legally a part of)
this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335


WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-3919



/(C)/ 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P088 022005

VANGUARD/(R)/ DEVELOPED MARKETS
INDEX FUND
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

Investor Shares . February 24, 2006

This prospectus
contains financial data
for the Funds through
the fiscal year
ended October 31, 2005.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP /(R)/]

VANGUARD DEVELOPED MARKETS INDEX FUND
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
Prospectus

February 24, 2006


 CONTENTS

  1 AN INTRODUCTION TO INDEX FUNDS

  2 VANGUARD FUND PROFILES

   2 Developed Markets Index Fund

   5 Total International Stock
     Index Fund

  8 MORE ON THE FUNDS

  14 THE FUNDS AND VANGUARD

  15 INVESTMENT ADVISOR

  15 DIVIDENDS, CAPITAL GAINS,
     AND TAXES

17 SHARE PRICE

17 FINANCIAL HIGHLIGHTS

20 INVESTING WITH VANGUARD

   20 Buying Shares

   22 Redeeming Shares


   26 Exchanging Shares

   26 Frequent-Trading Limits


   28 Other Rules You Should Know

   30 Fund and Account Updates

   32 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS





-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 A SIMILAR BUT DISTINCT VANGUARD FUND

 The Developed Markets Index Fund offered by this prospectus should not be confused with Vanguard Institutional Developed Markets Index Fund, a separate Vanguard fund that also seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Differences in the funds' respective cash flows and expenses are expected to produce slightly different investment performance by the funds.

 Vanguard Institutional Developed Markets Index Fund is offered through a separate prospectus, which can be obtained by calling Vanguard at 888-809-8102.
-------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:

- Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

THE INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Developed Markets Index Fund, which seeks to track European, Australian, Asian, and Far East segments of the international stock market, and Vanguard Total International Stock Index Fund, which seeks to track the entire international stock market.
 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


[INDEXED TO MSCI/(R)/ LOGO]

2

FUND PROFILE--VANGUARD DEVELOPED MARKETS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI) Europe, Australasia, Far East (EAFE/(R)/) Index by investing in two other Vanguard funds--
Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund. These other funds seek to track the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its assets between the European Stock Index Fund and the Pacific Stock Index Fund, based on the market capitalizations of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,0xx common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about indexing, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                          ANNUAL TOTAL RETURNS
     -----------------------------------------------------



      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 19.35% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.83% (quarter ended September 30, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                           SINCE
                                         1 YEAR       5 YEAR          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD DEVELOPED MARKETS INDEX FUND
 Return Before Taxes                        xx.xx%       xx.xx%           xx.xx%
 Return After Taxes on Distributions        xx.xx        xx.xx            xx.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                       xx.xx        xx.xx            xx.xx
-------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction for
 fees, expenses, or taxes)                  xx.xx%       xx.xx%           xx.xx%
-------------------------------------------------------------------------------
*Since-inception returns are from May 8, 2000--the inception date of the
 Fund--through December 31, 2005.
-------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*
Account Maintenance Fee (for accounts under $10,000):               $10/year**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None+

Average Weighted Expense Ratio:                                         0.xx%+

 *The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
 **If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a fund share may be automatically redeemed to make up the difference.
 +Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.





 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

---------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      MINIMUM INITIAL INVESTMENT
Distributed annually in December                 $3,000

INVESTMENT ADVISOR                               NEWSPAPER ABBREVIATION
The Fund does not employ an investment advisor,  DevMkt
but benefits from the investment advisory
services provided to the underlying Vanguard     VANGUARD FUND NUMBER
funds in which it invests.                       227

INCEPTION DATE                                   CUSIP NUMBER
May 8, 2000                                      921909701

NET ASSETS AS OF OCTOBER 31, 2005                TICKER SYMBOL
$x.xx billion                                    VDMIX

SUITABLE FOR IRAS
Yes
---------------------------------------------------------------------------




FUND PROFILE--VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three other Vanguard funds--Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. These other funds seek to track the MSCI Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index, which together make up the Total International Composite Index. MSCI administers the Select Emerging Markets Index exclusively for Vanguard. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalizations of European, Pacific, and emerging markets stocks in the Total International Composite Index. For more information about indexing, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

6

- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a composite index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------





      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -19.72% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                          SINCE
                                          1 YEAR      5 YEARS         INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TOTAL  INTERNATIONAL STOCK INDEX FUND
 Return Before Taxes                      xx.xx%       xx.xx%          xx.xx%
 Return After Taxes on Distributions      xx.xx        xx.xx           xx.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                     xx.xx        xx.xx           xx.xx
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 MSCI EAFE + Emerging Markets Index**     xx.xx%       xx.xx%          xx.xx%
 Total International Composite Index+     xx.xx        xx.xx           xx.xx
-------------------------------------------------------------------------------
 *Since-inception returns are from April 29, 1996--the inception date of the Fund--through December 31, 2005.
**Prior to January 30, 2004, the MSCI Emerging Markets Index was known as the
 MSCI Emerging Markets Free Index.
 +Consists of stocks in the European, Australian, Asian, and Far East stock markets and in 18 emerging markets in Europe, Asia, Africa, and Latin
 America.
-------------------------------------------------------------------------------





NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*
Account Maintenance Fee (for accounts under $10,000):                $10/year**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                    None+

Average Weighted Expense Ratio:                                         0.xx%+

 *The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
 **If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a fund share may be automatically redeemed to make up the difference.
 +Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.



 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

8



---------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      MINIMUM INITIAL INVESTMENT
Distributed annually in December                 $3,000

INVESTMENT ADVISOR                               NEWSPAPER ABBREVIATION
The Fund does not employ an investment advisor,  TotIntl
but benefits from the investment advisory
services provided to the underlying Vanguard     VANGUARD FUND NUMBER
funds in which it invests.                       113

INCEPTION DATE                                   CUSIP NUMBER
April 29, 1996                                   921909602

NET ASSETS AS OF OCTOBER 31, 2005                TICKER SYMBOL
$x.xx billion                                    VGTSX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------




MORE ON THE FUNDS



This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.



 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its assets in the European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. The Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Developed Markets and Total International Stock Index Funds normally hold 100% of their assets in shares of their underlying funds.

-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            INTERNATIONAL INVESTING

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
-------------------------------------------------------------------------------




[FLAG]
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1970-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                -23.4     -2.9       4.0      10.2
Average               12.5     10.9      12.1      13.1
----------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2005. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.
 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.

10



-------------------------------------------------------------------------
         RETURNS FOR VARIOUS STOCK MARKETS*
-------------------------------------------------------------------------
         EUROPEAN           PACIFIC          EMERGING                U.S.
           MARKET            MARKET           MARKETS              MARKET
-------------------------------------------------------------------------
1995       21.95%             2.95%            -0.01%              37.58%
1996       21.09             -8.30             15.22               22.96
1997       23.80            -25.87            -16.36               33.36
1998       28.53              2.72            -18.39               28.58
1999       15.89             56.65             60.88               21.04
2000       -8.39            -25.78            -27.94               -9.10
2001      -19.90            -25.40             -2.80              -11.89
2002      -18.38             -9.29             -7.04              -22.10
2003       38.54             38.48             58.81               28.68
2004       20.88             18.98             26.68               10.88
-------------------------------------------------------------------------
*European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select Emerging Markets Free Index); and U.S. market returns are measured by the Standard & Poor's 500 Index.
--------------------------------------------------------------------------



 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Funds in particular.

[FLAG]
EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING


 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------




 DEVELOPED MARKETS INDEX FUND. As a fund of funds, the Developed Markets Index Fund invests all of its assets in shares of the European and Pacific Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2005, the Fund's assets were invested xx% and xx%, respectively, in the European and Pacific Stock Index Funds, and the Fund had an asset-weighted median market capitalization of $xx.x billion.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




 TOTAL INTERNATIONAL STOCK INDEX FUND. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2005, the Fund's assets were invested as follows: xx% in the European Stock Index Fund; xx% in the Pacific Stock Index Fund; and xx% in the Emerging Markets Stock Index Fund. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $xx.x billion.

 As funds of funds, the Developed Markets and Total International Stock Index Fund are considered nondiversified because they invest in very few underlying funds. However, the underlying funds in which the Funds invest are broadly diversified.

 UNDERLYING FUNDS. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of xxx common stocks of companies located in16 European countries. Stocks from the United Kingdom, France, Switzerland, and Germany constituted xx%, xx%, xx%, and x%, respectively, of the Index, as of October 31, 2005. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $xx.x billion.
 Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of xxx common stocks of Pacific Basin Companies. Japanese stocks constituted approximately xx%, and Australian stocks constituted approximately xx%, of the Index as of October 31, 2005. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $xx.x billion.
     Emerging Markets Stock Index Fund--The Fund seeks to track the performance of the Select Emerging Markets Index, which is made up of approximately xxx common stocks located in xx emerging markets of Europe, Asia, Africa, and Latin America. Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $x.x billion.

12


 MSCI administers the Select Index exclusively for Vanguard. In conjunction with Vanguard, MSCI periodically adjusts the list of included countries to keep pace with evolution in world markets. Such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its assets in stocks of emerging markets.


SECURITY SELECTION


Vanguard Developed Markets and Total International Stock Index Funds use the "fund of funds" method of indexing, meaning that the Funds invest in other index funds that seek to track subsets of a target index. The Total International Stock Index Fund invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. Likewise, the Developed Markets Index Fund invests in shares of the European and Pacific Stock Index Funds. In seeking to track their target indexes, the European, Pacific, and Emerging Markets Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in the underlying funds, each Fund may make other kinds of investments to achieve their objectives. Each Fund and its underlying funds may change their objectives without shareholder approval. Each Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

 Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

     Each Fund may enter into forward foreign currency exchange contracts, which are types of derivatives contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

REDEMPTION, ACCOUNT MAINTENANCE, AND CUSTODIAL FEE


Each Fund charges a fee on shares that are redeemed before they have been held for two months. This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.
 Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.
 To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distribution, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See INVESTING WITH VANGUARD for more information about fees.


FREQUENT TRADING OR MARKET-TIMING


Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

14


- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE

Although each Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


THE FUNDS AND VANGUARD

The Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.
 The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses.

 Although the Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the Developed Markets and Total International Stock Index Funds' 2005 fiscal year were:

- European Stock Index Fund Investor Shares 0.xx%
- Pacific Stock Index Fund Investor Shares 0.xx%
- Emerging Markets Stock Index Fund Investor Shares 0.xx%

 Based on these figures and the percentage of each underlying fund owned, the Funds had the following average weighted expense ratios as of October 31, 2005:

- Developed Markets Index Fund  0.xx%
- Total International Stock Index Fund 0.xx%
 Vanguard expects the Funds' indirect expense ratios to remain at or about these figures.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


The Funds do not employ investment advisors. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2005, Vanguard served as advisor for approximately $640 billion in assets.
Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds.



DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

16



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income", if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

18




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Developed Markets Index Fund as an example. The Fund began fiscal year 2005 with a net asset value (price) of $xx.xx per share. During the year, the Fund earned $x.xx per share from investment income (interest and dividends) and $x.xx per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $x.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the year.

 As of October 31, 2005, the Fund had approximately $xxx million in net assets. For the year, its net investment income amounted to x.xx% of its average net assets. The Fund sold and replaced securities valued at x.xx% of its net assets.
--------------------------------------------------------------------------------






DEVELOPED MARKETS INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,                       JAN. 1 TO            MAY 8**
                                           --------------------------------------------------       OCT. 31,        TO DEC. 31,
                                                2005         2004         2003          2002       2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $8.43        $7.22        $5.80         $6.83      $9.07            $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          x.xx         .143         .116          .12        --               .15
 Capital Gain Distributions Received            x.xx         --           --            --         --               --
 Net Realized and Unrealized Gain (Loss)
   on Investments                               x.xx         1.210        1.420         (1.03)     (2.24)           (.93)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             x.xx         1.353        1.536         (.91)      (2.24)           (.78)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income           x.xx         (.143)       (.116)        (.12)      --               (.15)
 Distributions from Realized Capital Gains      x.xx         --           --            --         --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          x.xx         (.143)       (.116)        (.12)      --               (.15)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  x.xx         $8.43        $7.22         $5.80      $6.83            $ 9.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                   x.xx        18.94%        27.06%        -13.61%    -24.70%          -7.78%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period  (Millions)          x.xx         $1,038       $597          $308       $145             $99
 Ratio of Total Expenses to Average
   Net Assets                                   x.xx         0%++         0%            0%         0%               0%
 Ratio of Net Investment Income to Average
  Net Assets                                    x.xx         1.52%        1.48%         1.30%      0.04%++          1.66%++
 Turnover Rate                                  x.xx         4%           7%            5%         9%               8%
-----------------------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Inception.
 +Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
++The average weighted annualized expense ratio of the underlying funds was 0.29%.
 ++Annualized.

TOTAL INTERNATIONAL STOCK INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YEAR
                                                      YEAR ENDED OCTOBER 31,                       JAN. 1 TO              ENDED
                                           -------------------------------------------------        OCT. 31,           DEC. 31,
                                                2005         2004         2003          2002           2001*               2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.48       $ 9.84       $7.79         $8.99         $11.83             $14.31
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            x.xx          .19        .157          .165             --                .20
 Capital Gain Distributions Received              x.xx           --          --            --             --                .01
 Net Realized and Unrealized Gain (Loss)
   on Investments                                 x.xx         1.64       2.050       (1.200)         (2.84)             (2.44)
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               x.xx         1.83       2.207       (1.035)         (2.84)             (2.23)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             x.xx        (.19)      (.157)        (.165)             --              (.20)
 Distributions from Realized Capital Gains        x.xx           --          --            --             --              (.05)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                            x.xx        (.19)      (.157)        (.165)             --              (.25)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    x.xx       $11.48       $9.84         $7.79         $ 8.99             $11.83
 ------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                    x.xx       18.80%      28.94%       -11.80%        -24.01%            -15.61%
 ------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             x.xx       $7,317      $4,538        $2,884         $2,732             $2,920
 Ratio of Total Expenses to Average Net Assets    x.xx          0%+          0%            0%             0%                 0%
 Ratio of Net Investment Income to Average
   Net Assets                                     x.xx        1.54%       1.75%         1.70%        0.05%++              1.68%
 Turnover Rate                                    x.xx           3%          2%            5%             2%                 3%
 ------------------------------------------------------------------------------------------------------------------------------
 *The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Total returns do not reflect the 0.5% purchase fee through March 31, 2000; the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under
 $10,000.
 +The average weighted annualized expense ratio of the underlying funds was 0.31%.
++Annualized.

20




--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------






BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see
Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You
Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

22


BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.


REDEMPTION FEES

Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund each charge a 2%fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

 Redemption fees do not apply to the following:
- Redemptions of shares purchased with reinvested dividend and capital gains distributions .
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares to pay fund or account fees.
- Section 529 college savings plans.

24


- Distributions by shareholders aged 701/2 or older from the following:
 - Traditional IRAs.
 - Inherited IRAs (traditional and Roth).
 - Rollover IRAs.
 - SEP-IRAs.
 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
 - SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.
- For a one year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.
 In addition to the exclusions previously listed, redemption fees will not apply to:
- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.
 In plans for which Vanguard is recordkeeper, redemption fees will apply to participants, effective after the close of business on December 30, 2005.
 If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that firm's materials carefully to learn of any other rules or fees that may apply.
 See Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

26

EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with
 Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard
 Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

28


 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.

- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500.
This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is

31


important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.


ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard Developed Markets and Total International Stock Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is

32


generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time.


CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions

- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time.


INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

- Business hours only: Monday-Friday, 8 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Developed Markets Index Fund--227
 Vanguard Total International Stock Index Fund--113






The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[sHIP]
[THE VANGUARD GROUP /(R)/]


   Post Office Box 2600
   Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335


WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-3919


/(C)/ 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P113 022006

VANGUARD(R) INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

Institutional Shares . February 24, 2006


                                This prospectus
                  contains financial data for the Fund through the fiscal year ended October 31, 2005.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

Prospectus
February 24, 2006


  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILE
  4 ADDITIONAL INFORMATION
  5 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  11 INVESTMENT ADVISOR
  11 DIVIDENDS, CAPITAL GAINS, AND TAXES
  13 SHARE PRICE
  13 FINANCIAL HIGHLIGHTS
  15 INVESTING WITH VANGUARD
   15 Buying Shares
   17 Redeeming Shares
   21 Exchanging Shares

   21 Frequent-Trading Limits

   23 Other Rules You Should Know
   26 Fund and Account Updates
   27 Contacting Vanguard
  GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 A SIMILAR BUT DISTINCT VANGUARD FUND

 The Fund offered by this prospectus should not be confused with Vanguard Developed Markets Index Fund, a separate Vanguard fund that also seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE). Differences in the funds' respective cash flows and expenses are expected to produce slightly different investment performance by the funds.

 Vanguard Developed Markets Index Fund is offered through a separate prospectus, which can be obtained by calling Vanguard at 800-662-7447.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
 Index funds typically have the following characteristics:

-Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

-Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
-Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

THE INDEX FUND IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Institutional Developed Markets Index Fund, which seeks to track European, Australian, Asian, and Far East segments of the international stock market.
 On the following pages, you'll find profiles that summarize the key features of the Fund. Following the profiles, there is important additional information about the Fund.
[INDEXED TO MSCI]

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Morgan Stanley Capital International(R) (MSCI) Europe, Australasia, Far East (EAFE/(R)/) Index by investing in two other Vanguard funds--Vanguard European Stock Index Fund Institutional Shares and Vanguard Pacific Stock Index Fund Institutional Shares. These other funds seek to track the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its assets between the European Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares, based on the market capitalizations of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,0xx common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about indexing, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
-Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
-Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
-Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how the Fund will perform in the future.

3

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS
                        [BAR CHART]
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended Month dd, yyyy).


----------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------
                                                                      1 YEAR    5 YEARS*
----------------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
 Return Before Taxes                                                  xx.xx%      xx.xx%
 Return After Taxes on Distributions                                  xx.xx       xx.xx
 Return After Taxes on Distributions and Sale of Fund Shares          xx.xx       xx.xx
----------------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction for fees, expenses, or taxes)  xx.xx%      xx.xx%
----------------------------------------------------------------------------------------
*Since-inception returns are from June 1, 2000--the inception date of the
 Fund--through December 31, 2005.
----------------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      None
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                           None
Total Annual Fund Operating Expenses:                                   None**
Average Weighted Expense Ratio:                                         0.XX%**
 *The 2% fee applies to shares redeemed within two month of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
**Although the Fund is not expected to incur any net expenses directly, the
 Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD.



 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $xx          $xx       $xxx         $xxx
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      MINIMUM INITIAL INVESTMENT
Distributed annually in December                 $5 million

INVESTMENT ADVISOR                               NEWSPAPER ABBREVIATION
The Fund does not employ an investment advisor,  DevMktInst
but benefits from the investment advisory
services provided to the underlying Vanguard     VANGUARD FUND NUMBER
funds in which it invests.                       234

INCEPTION DATE                                   CUSIP NUMBER
June 1, 2000                                     921909800

NET ASSETS AS OF OCTOBER 31, 2005                TICKER SYMBOL
$xxx million                                     VIDMX

5

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80%, and usually all or substantially all, of its assets in the European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. The Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Institutional Developed Markets Index Fund normally holds 100% of its assets in shares of its underlying funds.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%       15.5%
Worst                -23.4     -2.9       4.0        10.2
Average               12.5     10.9      12.1        13.1
----------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Fund in particular.

 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.



--------------------------------------------------------------------------------
                          RETURNS FOR VARIOUS STOCK MARKETS*
--------------------------------------------------------------------------------
                EUROPEAN           PACIFIC          EMERGING                U.S.
                  MARKET            MARKET           MARKETS              MARKET
--------------------------------------------------------------------------------
1995              21.95%             2.95%            -0.01%              37.58%
1996              21.09             -8.30             15.22               22.96
1997              23.80            -25.87            -16.36               33.36
1998              28.53              2.72            -18.39               28.58
1999              15.89             56.65             60.88               21.04
2000              -8.39            -25.78            -27.94               -9.10
2001             -19.90            -25.40             -2.80              -11.89
2002             -18.38             -9.29             -7.04              -22.10
2003              38.54             38.48             58.81               28.68
2004              20.88             18.98             26.68               10.88
*European  market returns are measured by the MSCI Europe Index;  Pacific market returns are measured by the MSCI Pacific  Index;  emerging  markets  returns are measured by the Select  Emerging  Markets  Index  (formerly  known as the Select
Emerging  Markets  Free  Index);  and U.S.  market  returns are  measured by the
Standard & Poor's 500 Index.
--------------------------------------------------------------------------------


 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Fund in particular.

[FLAG]
THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

7


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



 INSTITUTIONAL DEVELOPED MARKETS INDEX FUND. As a fund of funds, the Institutional Developed Markets Index Fund invests all of its assets in Institutional Shares of the
European and Pacific Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2005, the Fund's assets were invested xx% and xx%, respectively, in the Institutional Shares of European and Pacific Stock Index Funds, and the Fund had an asset-weighted median market capitalization of $xx.x billion. The Institutional Developed Markets Index Fund is considered nondiversified because it invests in only two underlying funds. However, the underlying funds in which the Fund invests are broadly diversified.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




UNDERLYING FUNDS. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of xx common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Switzerland, and Germany constituted xx%, xx%, xx%, and x%, respectively, of the Index, as of October 31, 2005. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $xx.x billion.

Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of xx stocks of Pacific Basin companies. Japanese stocks constituted approximately xx%, and Australian stocks constituted about xx%, of the Index as of October 31, 2005. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2005, the Fund had an asset-weighted median market capitalization of $xx.x billion.

SECURITY SELECTION

Vanguard Institutional Developed Markets Index Fund uses the "fund of funds" method of indexing, meaning that the Fund invests in other index funds that seek to track subsets of a target index. The Institutional Developed Markets Index Fund invests in Institutional Shares of the European and Pacific Stock Index Funds. In seeking to track their target indexes, the European and Pacific Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund and its underlying funds may make other kinds of investments to achieve their objectives. The Fund and its underlying funds may change their objectives without shareholder approval. The Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index. The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

 The Fund may enter into forward foreign currency exchange contracts, which are types of derivatives contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


CASH MANAGEMENT


Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.


REDEMPTION FEE

The Fund charges a fee on shares that are redeemed before they have been held for two months. This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See INVESTING WITH VANGUARD for more information about fees.

9

FREQUENT TRADING OR MARKET-TIMING


Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER(R) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on
Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, the Fund may sell shares of its underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turnover rate for the Fund has been very low. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


THE FUND AND VANGUARD

The Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
 The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses.

 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Institutional Shares of each of the underlying funds during the Institutional Developed Markets Index Fund's 2005 fiscal year were:

- European Stock Index Fund Institutional Shares 0.xx%
- Pacific Stock Index Fund Institutional Shares 0.xx%

 Based on these figures and the percentage of each underlying fund owned, the Fund's average weighted expense ratio as of October 31, 2005, was 0.xx%. Vanguard expects the Fund's average weighted expense ratio to remain at or about 0.xx%.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

11

INVESTMENT ADVISOR


The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The Vanguard Group (Vanguard) , P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2005, Vanguard served as advisor for about $xxx billion in assets. Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds.



DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
-Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income", if any, distributed by the Fund.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
-Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

-A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

13

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal year 2005 with a net asset value (price) of $xx.xx per share. During the year, the Fund earned $xx.xx per share from investment income (interest and dividends) and $xx.xx per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $xx.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx.xx, reflecting earnings of $xx.xx per share and distributions of $xx.xx per share. This was an increase of $xx.xx per share (from $xx.xx at the beginning of the year to $xx.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx% for the year.

 As of October 31, 2005, the Fund had approximately $xxx billion in net assets. For the year, its expense ratio was xx.xx% ($xx.xx per $1,000 of net assets), and its net investment income amounted to xx% of its average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
--------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,            JAN. 1 TO    JUN. 1** TO
                                      -------------------------------------------     OCT. 31,       DEC. 31,
                                            2005      2004      2003       2002          2001*           2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $8.35     $7.16     $5.76      $6.78          $9.01         $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .158      .126       .132             --            .15
 Capital Gain Distributions Received                    --        --         --             --             --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     1.190     1.400     (1.020)         (2.23)          (.99)
--------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    1.348     1.526      (.888)         (2.23)          (.84)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                                   (.15    (.126)      (.132)            --           (.15)
 Distributions from Realized                            --        --         --             --             --
  Capital Gains
--------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (.158    (.126)      (.132)            --           (.15)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $8.35     $7.16      $5.76          $6.78         $ 9.01
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       19.05%    27.13%    -13.41%        -24.75%         -8.38%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                           $911      $567       $261           $206           $171
 Ratio of Total Expenses to Average
  Net Assets                                           0%+        0%         0%             0%             0%
 Ratio of Net Investment Income to
  Average Net Assets                                  1.81     1.80%      1.75%        0.05%++        1.74%++
 Turnover Rate                                         19%       11%         9%             3%             3%
--------------------------------------------------------------------------------------------------------------
*The Fund's fiscal  year-end  changed from December 31 to October 31,  effective
October 31, 2001.
**Inception.
+Total returns do not reflect the 2% redemption fee applied to shares  purchased on or after June 27, 2003, and held for less than two months.
++The average  weighted  annualized  expense ratio of the  underlying  funds was
0.14%.
++Annualized.

15



--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $10 million. Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--234. For addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You
Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds

17

and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m.,
Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.
BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

19


Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.


REDEMPTION FEES

The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

 Redemption fees do not apply to the following:
- Redemptions of shares purchased with reinvested dividend and capital gains distributions.
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares to pay fund or account fees.
- Section 529 college savings plans.
- Distributions by shareholders age 701/2 or older from the following:
 - Traditional IRAs.
 - Inherited IRAs (traditional and Roth).
 - Rollover IRAs.
 - SEP-IRAs.
 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
 - SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard
   Fiduciary Trust Company serves as trustee.


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.
 In addition to the exclusions previously listed, redemption fees will not apply to:
- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.
 In plans for which Vanguard is recordkeeper, redemption fees will apply to participants, effective after the close of business on December 30, 2005.
 If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that firm's materials carefully to learn of any other rules or fees that may apply.
 See Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

21


^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another
Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with
Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders,
Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with
 Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small
Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard
 Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

23


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)

^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of
Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at

800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.

- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review

25


any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

27

ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard Institutional Developed Markets Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time


VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us: Vanguard Institutional Developed Markets Index Fund--234.





The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. The Fund or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

   [SHIP]
   Post Office Box 2600
   Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Institutional Developed Markets Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into
(and are thus legally a part of)
this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
888-809-8102

TEXT TELEPHONE:
800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-3919
(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I234 022006

                                     PART B

                            VANGUARD(R) STAR FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                FEBRUARY 24, 2006

This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated February 24, 2006). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:

                                  800-662-7447

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-26
PURCHASE AND REDEMPTION OF SHARES.....................................B-26
MANAGEMENT OF THE FUNDS...............................................B-28
INVESTMENT ADVISORY SERVICES..........................................B-28
PORTFOLIO TRANSACTIONS................................................B-35
PROXY VOTING GUIDELINES...............................................B-35
FINANCIAL STATEMENTS..................................................B-40

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard STAR Funds (the Trust) was organized as a Pennsylvania business trust in 1983 and was reorganized as a Delaware statutory trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission
(the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trust currently offers the following funds, each of which has outstanding one class of shares:

                      Vanguard Developed Markets Index Fund

              Vanguard Institutional Developed Markets Index Fund

              Vanguard LifeStrategy(R) Conservative Growth Fund

                        Vanguard LifeStrategy Growth Fund

                        Vanguard LifeStrategy Income Fund

                   Vanguard LifeStrategy Moderate Growth Fund

                            Vanguard STAR(TM) Fund

                 Vanguard Total International Stock Index Fund

                (individually, a Fund; collectively, the Funds)


 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Each Fund offers only one class of shares. Throughout this document, any references to "class" indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

Each Fund described in this Statement of Additional Information is a non-member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.



SERVICE PROVIDERS


 CUSTODIANS. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for the STAR and Total International Stock Index Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, and LifeStrategy Moderate Growth Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. There are no conversion rights associated with the Funds' shares.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Developed Markets Index Fund and the Institutional Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of their assets in Vanguard European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in developed market stocks. In applying these 80% policies, assets will include net assets and borrowings for investment purposes.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance
(collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to,
corporate  bonds,  government  securities,  municipal  securities,   convertible
securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT  SECURITIES  -- U.S.  GOVERNMENT  SECURITIES.  The term  "U.S.  Government
Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S.

government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED  FUNDS.  A fund may purchase  shares of  exchange-traded  funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


VIPER (TM) Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies."


 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/ or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Vanguard Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)

 Mortgage-backed  securities  may  be  classified  as  private,  government,  or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development.
Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security.

The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.


 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax- exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the

Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books.  Illiquid securities may include a wide variety of investments,  such as:
(1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. A Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

 COMMODITIES. Each Fund may not purchase or sell commodities, except the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions.

No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 INVESTMENT OBJECTIVE. Unless stated otherwise in the "More on the Fund(s)" section of the prospectuses, the investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUTS, CALLS. Each Fund may not purchase or sell puts or calls.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

 The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding for that class.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemption requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 For the Developed Markets, Institutional Developed Markets, and Total International Stock Index Funds, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds if shares are redeemed within two months of purchase. The fee is withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.

 We will redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

 All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration.

RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek the assistance of the intermediary to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by that intermediary or by certain of that intermediary's clients. Intermediaries may also monitor their client's trading activities in the Vanguard funds.

 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                             MANAGEMENT OF THE FUNDS

VANGUARD

Each Fund employs Vanguard to provide administrative and shareholder services. Vanguard is a jointly-owned subsidiary of a group of more than 130 funds (member funds) that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of the Vanguard funds. The Funds are not member funds and, therefore, pay certain fees to Vanguard for the services provided.


 SPECIAL SERVICES AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' board of trustees believes that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended October 31, 2005, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.

 Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of October 31, 2005, the average weighted expense ratios of the Funds were as follows:
Developed Markets Index Fund--0.XX%; Institutional Developed Markets Index Fund--0.XX%; LifeStrategy Income Fund--0.XX%; LifeStrategy Conservative Growth Fund--0.XX%; LifeStrategy Moderate Growth Fund--0.XX%; LifeStrategy Growth Fund--0.XX%; STAR Fund--0.XX%; and Total International Stock Index Fund--0.XX%.


 Vanguard, Vanguard Marketing Corporation, the funds, and the funds' advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                    NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  133
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          133
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                133
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and                          133
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean: Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School;
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985--2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999--2003), Gensec Bank (1999--2003), Sanlam
                                                                  Investment Management (1999--2001), Sanlam, Ltd,
                                                                  (South African insurance company) (2001--2003),
                                                                  Stockback, Inc. (credit card firm) (2000--2002),
                                                                  Bulldogresearch.com (investment research) (1999--
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management) (1989--2001).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.
*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                    NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Educational Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard since November 1997; and General        133
(1956)                                                            Counsel of Vanguard since July 2005; Secretary of Vanguard, and of each of the investment companies served by Vanguard since
                                                                  July 2005.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               133
(1957)                                                            investment companies served by Vanguard since July 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.



 The trustees and officers of the Funds will receive no remuneration from the Funds. However, the trustees are also trustees of Vanguard and of the Funds' underlying funds. Each Vanguard member fund pays its independent trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $XXX,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:

- Audit  Committee:   This  committee  oversees  the  accounting  and  financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held XXX meetings during each Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2004. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                                                                    AGGREGATE DOLLAR
                                                    DOLLAR RANGE   RANGE OF VANGUARD
                                                  OF FUND SHARES         FUND SHARES
FUND                           NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                           ---------------  ----------------    ----------------
VANGUARD DEVELOPED
MARKETS INDEX FUND             John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta     Over $100,000       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD INSTITUTIONAL
 DEVELOPED MARKETS
 INDEX FUND                    John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH
FUND                           John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD LIFESTRATEGY
GROWTH FUND                    John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD LIFESTRATEGY
INCOME FUND                    John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND           John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000

VANGUARD STAR FUND             John J. Brennan              None       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000


                                                                    AGGREGATE DOLLAR
                                                    DOLLAR RANGE   RANGE OF VANGUARD
                                                  OF FUND SHARES         FUND SHARES
FUND                           NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                           ---------------  ----------------    ----------------
VANGUARD TOTAL
INTERNATIONAL STOCK
INDEX FUND                     John J. Brennan  $50,001-$100,000       Over $100,000
                              Charles D. Ellis              None       Over $100,000
                                Rajiv L. Gupta              None       Over $100,000
                        JoAnn Heffernan Heisen              None       Over $100,000
                               Andre F. Perold              None       Over $100,000
                         Alfred M. Rankin, Jr.              None       Over $100,000
                            J. Lawrence Wilson              None       Over $100,000


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund's shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose the complete portfolio holdings of a Vanguard fund at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

 As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following

Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

The Funds do not employ an investment advisor. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' board of trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment advisor if they determine that such action is in the best interests of the shareholders of each Fund. The trustees have no present intention to retain an investment advisor for any of the Funds. A Fund could not retain an investment advisor without first obtaining shareholder approval.

 The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The underlying funds receive their investment advisory services from a variety of advisory firms. For more information about the firms providing investment advisory services to the underlying Vanguard funds, please refer to each fund's SAI.

                             PORTFOLIO TRANSACTIONS

 Each Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer of the underlying funds. As such, the Funds incur no brokerage commissions.

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.


 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. The guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. Companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:


FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture




B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)



A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.


B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. We support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will evaluate issues presented to shareholders for our foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. We will cast our votes in a manner we believe to be philosophically consistent with our guidelines, while taking into account differing practices by market. In addition, there may be instances in which we elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.



VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

 The Funds own shares of other Vanguard funds. If an underlying Vanguard fund calls a shareholder meeting for the purpose of soliciting proxies, a Fund will vote its shares in the underlying fund in the same proportion as the votes of other shareholders in the underlying fund.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2005, appearing in the Funds' 2005 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                                LEGAL DISCLAIMER

EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI056 022006

                                     PART C

                              VANGUARD STAR FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on December 23, 2002, Post-Effective Amendment No. 34, is hereby incorporated by reference.
(b) By-Laws, filed on February 11, 2002, Post-Effective Amendment No. 32, are hereby incorporated by reference.
(c) Instruments Defining Rights of Securities Holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d)    Investment Advisory Contracts, not applicable.
(e)    Underwriting Contracts, not applicable.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for JP Morgan Chase Bank and Wachovia Bank, N.A., filed on December 9, 2004, Post-Effective Amendment No. 40, are hereby incorporated by reference.
(h) Other Material Contracts, Special Servicing Agreement, filed on February 18, 2004, Post-Effective Amendment No. 39, is hereby incorporated by reference.
(i)    Legal Opinion, not applicable.
(j) Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12(b)-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, not applicable.

(o)    Reserved.


(p)    Code of Ethics, is filed herewith.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Funds have no Investment Adviser.


ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable

(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, Wachovia Bank, N.A., 123 Broad Street, Philadelphia, PA 19109, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of December 2005.

                                               VANGUARD STAR FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief     December 21, 2005
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*

By:/S/ CHARLES D ELLIS         Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ RAJIV L. GUPTA          Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
         Rajiv L. Gupta*

By:/S/ JOANN HEFFERNAN HEISEN  Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ ANDRE F. PEROLD         Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
       Andre F. Perold*

By:/S/ ALFRED M. RANKIN, JR.   Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*

By:/S/ J. LAWRENCE WILSON      Trustee                        December 21, 2005
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*

By:/S/ THOMAS J. HIGGINS       Treasurer and Principal        December 21, 2005
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*


  *By Power of Attorney, filed on September 23, 2005, see File Number 33-19446. Incorporated by reference.

                               INDEX TO EXHIBITS


Code of Ethics. . . . . . . . . . . . . . . . . . . . .. . . . .. . Ex-99.P